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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: May 21, 1998




                         Commission file number 1-12579



                                OGE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

               Oklahoma                                73-1481638
     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                 Identification No.)


                                321 North Harvey
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)


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Item 5. Other Events


         STOCK SPLIT
         -----------

     The Company announced today that its Board of Directors has approved a two-for-one stock split of its common stock, par value $.01 per share (the "Common Stock"), by declaring a 100 percent stock dividend payable June 15, 1998. Accordingly, each shareowner of record of the Common Stock will be entitled to one additional share of Common Stock for each share of Common Stock held on June 1, 1998.


Item 7. (c) Exhibits

         EXHIBIT NUMBER                        DESCRIPTION
         --------------                        -----------

             99.01 Press release dated May 21, 1998 announcing two-for-one stock split effective June 15, 1998, to shareowners of record on June 1, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OGE ENERGY CORP.
                                              (Registrant)



                            By        /s/  James R. Hatfield
                              ----------------------------------------------
                                           James R Hatfield
                                      Vice President and Treasurer

                            (On behalf of the registrant and in his capacity
                             as Vice President and Treasurer)



May 21, 1998

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

                                                                   EXHIBIT INDEX

EXHIBIT INDEX         DESCRIPTION
-------------         -----------
99.01                 OGE ENERGY CORP. ANNOUNCES 2-FOR-1 STOCK SPLIT
